February 22, 2018

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Core Equity Fund

Supplement to Summary Prospectus and Prospectus

The Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of Dreyfus Core Equity Fund (the "Fund"), and Dreyfus Premier Worldwide Growth Fund, Inc., on behalf of Dreyfus Worldwide Growth Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of April 3, 2018 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about June 6, 2018.  If the Agreement is approved, the Reorganization will become effective on or about June 29, 2018.

In anticipation of the Reorganization, effective on or about March 30, 2018 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•        Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

•        Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

•        Certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.

0047STK0218

February 22, 2018

THE DREYFUS/LAUREL FUNDS, INC.
-DREYFUS FLOATING RATE INCOME FUND

Supplement to Current Summary and Statutory Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, Alcentra NY, LLC (Alcentra), to serve as the fund's subadviser.

Chris Barris, Kevin Cronk, CFA, and Leland Hart are the fund's primary portfolio managers, positions they have held since September 2013, May 2017 and February 2018, respectively.   Mr. Barris is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra.  Mr. Cronk is a Managing Director and Head of U.S. Credit at Alcentra.  Mr. Hart is a Managing Director and Head of U.S. Loans and High Yield at Alcentra.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the fund's statutory prospectus:

Chris Barris, Kevin Cronk, CFA, and Leland Hart are the fund's primary portfolio managers, positions they have held since September 2013, May 2017 and February 2018, respectively.  Messrs. Barris, Cronk and Hart are jointly and primarily responsible for managing the fund's portfolio.  Mr. Barris is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra, which he joined in January 2013. Mr. Cronk is a Managing Director and Head of U.S. Credit at Alcentra, which he joined in January 2013. Mr. Hart is a Managing Director and Head of U.S. Loans and High Yield at Alcentra, which he joined in January 2018.  Prior to joining Alcentra, he was a managing director for BlackRock Asset Management, where he was employed since 2009.

6240STK0218

February 22, 2018

THE DREYFUS/LAUREL FUNDS, INC.
-Dreyfus Opportunistic Fixed Income Fund

Supplement to Current Summary and Statutory Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectuses:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski are the fund's primary portfolio managers, positions they have held since October 2010, August 2016 and February 2018, respectively.  Mr. Leduc is Active Fixed Income Chief Investment Officer at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus.  Mr. Murphy is Head of Global and Multi-Sector Fixed Income at BNY Mellon AMNA.  Mr. Zaleski is a senior portfolio manager at BNY Mellon AMNA.  Messrs. Leduc, Murphy and Zaleski also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the fund's statutory prospectuses:

David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski are the fund's primary portfolio managers, positions they have held since October 2010, August 2016 and February 2018, respectively. Messrs. Leduc, Murphy and Zaleski are employees of Dreyfus and BNY Mellon AMNA and are jointly and primarily responsible for managing the fund's portfolio.  BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018.  Mr. Leduc is Active Fixed Income Chief Investment Officer at BNY Mellon AMNA and is responsible for overseeing fixed income investment management activities of BNY Mellon AMNA.  Prior to that role, he was Chief Executive Officer and Chief Investment Officer at Standish Mellon Asset Management Company LLC, a predecessor company of BNY Mellon AMNA, since August 2015 and October 2010, respectively.  He joined BNY Mellon AMNA or a predecessor company in 1995 and has been employed by Dreyfus since 2005.  Mr. Murphy is Head of Global and Multi-Sector Fixed Income at BNY Mellon AMNA.  He joined BNY Mellon AMNA or a predecessor company in 2005 and has been employed Dreyfus since 2009.  Mr. Zaleski is a senior portfolio manager at BNY Mellon AMNA and joined BNY Mellon AMNA or a predecessor company in June 2014.  Previously, he was a senior portfolio manager at Flatley Company from May 2010 to June 2014.  He has also been employed by Dreyfus since February 2018.  Messrs. Leduc, Murphy and Zaleski manage the fund in their capacity as employees of Dreyfus.

6148STK0218